UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23958

HARBOURVEST PRIVATE INVESTMENTS FUND

(Exact name of registrant as specified in charter)

c/o HarbourVest Partners, LLC

One Lincoln Street, Suite 1700

Boston, MA 02111

(Address of principal executive offices) (zip code)

Daniel Chisholm

- - - - - - - - - - - - - - - - - - - - -

c/o HarbourVest Partners, LLC

One Lincoln Street, Suite 1700

Boston, MA 02111

(Name and address of agent for service)

Copy to:

Ryan P. Brizek

Matthew C. Micklavzina

- - - - - - - - - - - - - - - - - - - - -

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Registrant’s telephone number, including area code: (617) 348-3707

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Report to Shareholders.

(a)	The annual report (the “Report”) of HarbourVest Private Investments Fund (the “Fund”) for the period ended March 31, 2026, is attached herewith.

HarbourVest Private Investments Fund

Consolidated Financial Statements

For the Year Ended March 31, 2026

Annual Report

HarbourVest Private Investments Fund

Table of Contents

For the Year Ended March 31, 2026

Manager’s Discussion and Analysis of Fund Performance (Unaudited)	3 – 6

Report of Independent Registered Public Accounting Firm	7

Consolidated Schedule of Investments	8 – 10

Consolidated Statement of Assets and Liabilities	11

Consolidated Statement of Operations	12

Consolidated Statement of Changes in Net Assets	13

Consolidated Statement of Cash Flows	14

Consolidated Financial Highlights	15 – 17

Notes to Consolidated Financial Statements	18 – 29

Other Information (Unaudited)	30 – 32

HarbourVest Private Investments Fund

Manager’s Discussion and Analysis of Fund Performance (Unaudited)

For the Year Ended March 31, 2026

HarbourVest Private Investments Fund

Overview

The Fund is a non-diversified registered closed-end management investment company designed to provide long-term capital growth through a portfolio of private investments.

As of March 31, 2026, the Fund had a net asset value of $675.4 million and was primarily invested1 in direct co-investments (approximately 87%), complemented by secondary investments (12%). The portfolio is primarily allocated2 to North America (71%), with additional exposure to Europe (24%) and Asia Pacific (5%).

The Fund is focused on investing in high-quality private companies, primarily through buyout transactions, with selective exposure to growth-oriented opportunities. These businesses are generally characterized by scalable, cash flow-generative models, with an emphasis on essentiality, pricing power and operational value creation.

Management’s Discussion and Analysis of Financial Condition and Performance

The Fund commenced investment operations in April 2025. HPIF’s Class I shares generated a one-year net return of +3.54% for the fiscal year ended March 31, 2026. Performance during the period reflects both the early stage of portfolio development and the underlying performance of portfolio companies.

Underlying portfolio fundamentals remained constructive during the year. The vast majority of the Fund’s investments performed at or above performance anticipated by the Fund’s adviser with weighted-average revenue growth of approximately 7%, earnings growth of 14%, and average Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) margins of 29%. Underlying portfolio performance was varied, reflecting a more selective environment where outcomes were increasingly driven by asset-level execution and positioning, with overall results supported by the strength of the broader portfolio.

The Fund operated in a market environment characterized by slower transaction and realization activity, as well as constrained valuation expansion across private markets. These conditions contributed to valuation pressure in certain sectors and resulted in markdowns within a portion of the Fund’s initial seed portfolio, including certain company-specific situations and investments with elevated leverage. In addition, a number of newer co-investments deployed during the fiscal year that remained close to cost are expected to become more meaningful contributors to performance as these investments season and value creation initiatives take hold.

Overall, performance reflects a combination of constructive underlying company performance and the impact of broader market conditions during the period.

Investment Strategy and Portfolio Construction

Disciplined portfolio construction has remained a core focus for HPIF. The Fund’s initial portfolio was established through a seed portfolio of investments with vintages between 2020 and 2024, each of which underwent the Adviser’s rigorous due diligence process. This portfolio provided exposure to a broad set of industry-leading sponsors, sectors and vintage years.

1	% of HPIF Portfolio excluding short term investments such as cash, cash equivalents, and money market funds.
2	% of HPIF Portfolio excluding short term investments such as cash, cash equivalents, and money market funds.

HarbourVest Private Investments Fund

Manager’s Discussion and Analysis of Fund Performance (Unaudited) (Continued)

For the Year Ended March 31, 2026

During the fiscal year ended March 31, 2026, the Fund deployed capital into 19 new investments, including 13 direct co-investments, 5 secondary investments, and 1 credit investment. Deployment activity was concentrated in the small- and mid-market alongside specialist General Partners (GPs), where sourcing advantages and market inefficiencies can support more attractive entry valuations and potentially clearer value creation pathways.

As a result of this activity, the portfolio has expanded to include 57 companies3 across seven vintage years, with 35% of invested capital in 2025-2026. A number of these newer investments are entering their active value-creation phase, while more seasoned assets within the portfolio have demonstrated performance supported by operating momentum and sponsor execution.

This combination of established investments and recently deployed capital reflects a portfolio transitioning from its initial construction phase toward a more mature, performance-driven profile.

Liquidity and Capital Resources

As an evergreen vehicle, HPIF is designed to provide investors with periodic liquidity while maintaining long-term exposure to private markets.

During the fiscal year ended March 31, 2026, the Fund experienced ongoing subscription activity and managed liquidity through a combination of cash flows, investment pacing and portfolio construction. The Fund seeks to balance meeting investor liquidity needs with maintaining a high level of invested capital to support long-term performance.

Outlook

We believe the private equity market is entering a phase in which outcomes will be determined by asset level selection, underwriting discipline, and sponsor execution rather than broad market tailwinds. Dispersion across sectors and companies has widened meaningfully, particularly in software, where the AI driven repricing of public Software as a Service (SaaS) equities has reset valuation expectations and sharpened the distinction between mission critical platforms and less defensible businesses. In this environment, alignment with specialist GPs who possess deep domain expertise and a demonstrated ability to navigate structural change, whether through go to market optimization, AI enabled product development, or platform consolidation, has never been more important. We believe investors with scale, sourcing advantages, and strong sponsor relationships are best able to capitalize on today’s opportunity set, particularly in complex or time sensitive transactions where certainty of execution is paramount.

HPIF enters this next phase with a portfolio across 57 companies and 44 specialist4 GPs, strong underlying operating performance, and an increasing proportion of investments expected to enter their active value creation period. While inception to date performance was impacted by concentrated markdowns and sector specific valuation pressure, periods of heightened dispersion and selectivity have historically created attractive entry points for high quality assets. We believe the Fund is well positioned to benefit from continued operating momentum, normalization in valuation levels, and the maturation of recently deployed capital.

3

Based on latest available information and relative to the look through company exposure in HPIF. Assessed General Partners based on the high-level portfolio (i.e. partnerships, projects, etc.), rather than on a look through basis. This methodology impacts the count displayed.

4

Based on latest available information and relative to the look through company exposure in HPIF. Assessed General Partners based on the high-level portfolio (i.e. partnerships, projects, etc.), rather than on a look through basis. This methodology impacts the count displayed.

HarbourVest Private Investments Fund

Manager’s Discussion and Analysis of Fund Performance (Unaudited) (Continued)

For the Year Ended March 31, 2026

Performance of a $1,000,000 Investment

The graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares since inception with a similar investment in the MSCI World Index, a broad-based market index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

Total Returns as of March 31, 2026	1 Year	Since Inception
Class I Shares (Inception Date 04/01/2025)	3.54%	3.54%
Class A Shares (Inception Date 04/01/2025)	3.35%	3.35%
Class D Shares (Inception Date 04/01/2025)	3.54%	3.54%
MSCI World Index	18.90%	18.90%

Past performance is not a reliable indicator of future results. Performance returns are shown net of all fees and expenses. The investment return and principal value of an investment will fluctuate and an investor’s Shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. See HPIF’s Prospectus for a comprehensive explanation of HPIF’s fees and expenses.

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America. Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

IMPORTANT INFORMATION

An investment in the Fund involves significant risks, including loss of the entire investment. The Shares are subject to substantial limitations on transferability, and liquidity will be provided only through limited repurchase offers. Although the Fund may offer to repurchase Shares from time to time, the Shares will not be redeemable at an investor’s option, nor will they be exchangeable for Shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. Liquidity in any given quarter is not guaranteed.

Definitions:

Bloomberg is the source of the index data contained or reflected in this material. MSCI is the owner of the index data contained or reflected in this material and all trademarks and copyrights related thereto. This is HarbourVest’s presentation of the data. Bloomberg and MSCI are not responsible for the calculations conducted by HarbourVest, the formatting or configuration of this material, or for any inaccuracy in presentation thereof.

HarbourVest Private Investments Fund

Manager’s Discussion and Analysis of Fund Performance (Unaudited) (Continued)

For the Year Ended March 31, 2026

The MSCI World Index captures large and mid-cap representation across 23 Developed Markets (DM) countries*. With 1,430 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Vintage Years - HarbourVest vintage classification is based on the year in which capital was first funded to each underlying fund (for primary fund investments) or the year of HarbourVest’s purchase (for secondary investments).

HarbourVest Private Investments Fund

Report of Independent Registered Public Accounting Firm

For the Year Ended March 31, 2026

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of HarbourVest Private Investments Fund.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of HarbourVest Private Investments Fund (the “Fund”) as of March 31, 2026, and the related consolidated statements of operations, changes in net assets, and cash flows, including the related notes, and the consolidated financial highlights for the year ended March 31, 2026 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, transfer agent, underlying investment fund managers, portfolio companies, and broker; when replies were not received from underlying investment fund managers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

May 29, 2026

We have served as the auditor of one or more investment companies in HarbourVest Partners LLC Investment Company Complex since 2025.

HarbourVest Private Investments Fund

Consolidated Schedule of Investments

March 31, 2026

Investments[1]	Sector	Units[2]	Acquisition Date	Cost	Fair Value
Direct Investments - 77.7%[3]
Asia - 2.7%[4]
KKR Tigereye Co-Invest, L.P.*	Industrials	-	4/1/2025	$7,638,000	$9,021,229
Navgen Holdings Pte. Ltd.[5,6]	Health Care	500,000	3/31/2026	9,271,698	9,239,101

Total Asia				16,909,698	18,260,330

Australia - 1.7%[4]
Aegleon Holdco Pty Ltd.[5,6,7]	Health Care	16,640,000	1/29/2026	11,766,745	11,480,771

Total Australia				11,766,745	11,480,771

Europe - 18.1%
9Fin Limited (Series C Preferred Shares)[5,8]	Financials	101,389	3/20/2026	7,291,852	7,266,215
Berkshire Spectre Co-Investor, L.P.*,[4,8]	Health Care	-	4/1/2025	10,396,590	7,290,380
Blackstone Aurelia Co-Invest (CYM), L.P.[4,6]	Consumer Discretionary	-	4/1/2025	5,923,171	7,655,792
Cuppa Co-Investment, L.P.*,[4,7,8]	Consumer Staples	-	4/1/2025	6,968,976	3,632,513
EQT TI Co Investment (B) SCSp*,[4,5,6,7]	Utilities	-	8/25/2025	8,524,735	8,436,642
FTV FA, L.P.[4,5,6]	Information Technology	-	7/28/2025	16,725,212	16,610,428
Hg Vibranium Co-Invest, L.P.*,[4]	Information Technology	-	4/1/2025	11,048,569	13,630,588
Keensight Isto Co-Investment SLP*,[4,5,6,7]	Health Care	-	9/12/2025	10,146,159	10,120,521
KKR Azur Co-Invest, L.P.*,[4,7]	Health Care	-	4/1/2025	9,260,250	8,450,331
KKR Horizon Co-Invest, L.P.*,[4,6,7]	Information Technology	-	4/1/2025	9,357,567	9,115,792
KKR Sansibar Co-Invest, L.P.[4,7]	Industrials	-	4/1/2025	15,337,155	19,878,759
Planet Co-Investor Holdings, L.P.*,[4]	Industrials	-	4/1/2025	9,941,797	9,110,383
SKCP V Sirona Co-Invest, L.P.*,[4]	Health Care	-	4/1/2025	6,023,000	1,242,072

Total Europe				126,945,033	122,440,416

North America - 55.2%[4]
AMP-23 Drums Limited Partnership*,[5]	Materials	-	9/5/2025	6,606,091	6,482,965
Carlyle Excelsior Coinvestment, L.P.*	Information Technology	-	4/1/2025	7,152,675	7,160,100
CIMI Holdings, L.P.*	Health Care	-	4/1/2025	23,683,580	26,400,282
CIPS Holdings II, L.P.*	Information Technology	-	4/1/2025	11,676,777	10,564,586
Compass Syndication, L.P.*	Information Technology	-	4/1/2025	3,104,000	3,500,490
Dodge Construction Network Holdings, L.P.[8]	Information Technology	4,548,024	4/1/2025	2,766,999	1,147,744
FG Moraga Holdings, L.P.*,[5,8]	Information Technology	-	8/14/2025	5,032,582	5,000,000
FH Sunrise Co-Investment I, L.P.*	Health Care	-	4/1/2025	6,585,000	6,681,564
GC X Alpha Co-Invest, L.P.*,[6]	Financials	-	4/1/2025	3,264,638	4,168,748
GC XI Alpha Co-Invest, L.P.*,[6]	Financials	-	4/1/2025	3,474,223	3,904,725
Gloves Holdings, L.P.*,[8]	Industrials	66,835	4/1/2025	11,237,000	15,065,718
Home Service Holdings, L.P.*,[8]	Consumer Discretionary	33,305	4/1/2025	5,532,000	8,260,379
HP TLE Co Invest, L.P.*,[5,8]	Consumer Discretionary	-	7/1/2025	12,780,321	14,075,715
Jupiter Coinvestor II, L.P.*,[6]	Consumer Discretionary	-	4/1/2025	1,601,000	2,252,283
Jupiter Coinvestor, L.P.*,[6]	Consumer Discretionary	-	4/1/2025	13,342,398	18,768,949
Kelso X PIE Co-Investment, L.P.*,[6]	Industrials	-	4/1/2025	8,401,000	6,800,043
Kelso X RSC Co-Investment, L.P.[6]	Financials	-	4/1/2025	17,790,707	3,644,801
Knockout Co-Invest, L.P.*,[6]	Information Technology	-	4/1/2025	17,254,855	13,918,432
Magnesium Co-Invest SCSp*,[8]	Information Technology	-	4/1/2025	17,569,000	15,616,493
MDCP Co-Investors (Chicago-C), L.P.*,[5]	Financials	-	10/28/2025	15,052,923	17,550,337
Minerva Partners, L.P.*,[6,8]	Health Care	-	4/1/2025	15,760,000	15,969,763

The accompanying notes are an integral part of these consolidated financial statements.

HarbourVest Private Investments Fund

Consolidated Schedule of Investments (Continued)

March 31, 2026

Investments[1]	Sector	Units[2]	Acquisition Date	Cost	Fair Value
Direct Investments (continued)
Novacap International TMT VI Co-Investment (Igloo), L.P.*,[5,6]	Communication Services	-	12/11/2025	$12,468,065	$12,415,026
NP Kaba Holdings, L.P.[5]	Health Care	13,392,615	1/30/2026	13,439,867	13,392,615
Omnia Coinvest, L.P.[6]	Industrials	-	4/1/2025	7,745,586	6,977,722
Pyke Co-Investment Partners, L.P.*,[6,8]	Industrials	-	4/1/2025	13,681,389	17,435,154
Silver Lake Strategic Investors VI, L.P.*	Information Technology	-	4/1/2025	9,006,401	8,362,337
STG AV, L.P.*	Information Technology	-	4/1/2025	5,115,777	6,248,275
Sunshine Co-Investment Partners, L.P.*,[6,8]	Information Technology	-	4/1/2025	14,559,000	19,917,299
TA NIPA Parent, L.P.[8]	Industrials	2,074,441	4/1/2025	5,493,001	5,155,740
Titan Coinvestor, L.P.*,[6]	Consumer Discretionary	-	4/1/2025	4,088,737	5,156,496
TPG IX Newark CI, L.P.*,[6]	Information Technology	-	4/1/2025	5,641,000	4,958,502
VCF Compass Co-Investor Holdings II, L.P.*	Health Care	-	4/1/2025	857,411	1,141,659
VCF Compass Co-Investor Holdings, L.P.*	Health Care	-	4/1/2025	7,060,114	9,516,564
Veritas Star Co-Investor Holdings, L.P.*	Health Care	-	4/1/2025	4,420,040	5,191,757
Well Coinvest, L.P.*,[6]	Information Technology	-	4/1/2025	7,697,238	8,191,813
WP Digital Co-Invest, L.P.*	Information Technology	-	4/1/2025	9,492,664	11,897,584
WP Intrepid Co-Invest Holdings I, L.P.	Information Technology	-	4/1/2025	17,894,862	23,242,526
Zephyr Partners I, L.P.*	Information Technology	-	4/1/2025	7,131,000	6,542,942

Total North America				355,459,921	372,678,128

Total Direct Investments (Cost $511,081,397)				$511,081,397	$524,859,645

Private Credit Investments - 1.3%[3]
North America - 1.3%
Orion Group Astra Sub Topco, LLC PIK Term Loan ($9,162,309 principal amount, 12.75%, 11/28/33)[5,8]	Industrials	-	11/26/2025	8,881,285	8,858,121

Total North America				8,881,285	8,858,121

Total Private Credit Investments (Cost $8,881,285)				$8,881,285	$8,858,121

Secondary Investments - 10.7%[3,4]
Europe - 3.6%
ECI 12 Special Purpose, L.P.[5,6,7]	Communication Services	-	10/17/2025	13,602,052	14,145,965
Norvestor SPV III SCSp*,[5,6,7]	Industrials	-	12/17/2025	7,685,566	9,929,493

Total Europe				21,287,618	24,075,458

North America - 7.1%
Golden Acquisition Fund-C, L.P.*,[5,6]	Health Care	-	10/30/2025	12,999,785	20,441,454
Parthenon Kairos, L.P.[5,6]	Financials	-	3/2/2026	10,626,746	10,549,194
QHP Sapphire SPV, L.P.*,[5,6]	Health Care	-	10/20/2025	13,953,614	17,360,000

Total North America				37,580,145	48,350,648

Total Secondary Investments (Cost $58,867,763)				$58,867,763	$72,426,106

The accompanying notes are an integral part of these consolidated financial statements.

HarbourVest Private Investments Fund

Consolidated Schedule of Investments (Continued)

March 31, 2026

Investments[1]	Units[2]	Cost	Fair Value
Short-Term Investments - 10.0%
Goldman Sachs Financial Square Government Fund Institutional Class, 3.6%[5,9]	25	$25	$25
Morgan Stanley Institutional Liquidity Funds Government Institutional Class, 3.6%[5,10]	75	75	75
State Street Institutional U.S. Government Money Market Fund-Premier Class, 3.6%[5,9]	67,336,366	67,336,366	67,336,366

Total Short-Term Investments (Cost $67,336,466)		$67,336,466	$67,336,466

Total Investments - 99.7% (Cost $646,166,911)			$673,480,338

Other assets in excess of liabilities - 0.3%			1,951,396

Net Assets - 100.0%			$675,431,734

*	Investment is non-income producing.
1	Investments are held through a consolidated subsidiary, HarbourVest HPIF Holdings LLC, unless otherwise noted.
2	Investments do not issue shares or units, except where noted.
3

Restricted Security. Investments generally issued in private placement transactions and as such are generally restricted as to resale. There are no circumstances that could cause a lapse in the restriction to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under acquisition date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $606,143,872, or 89.7% of net assets.

4	Investments do not allow redemptions or withdrawals except at discretion of their general partner, manager or adviser.
5	All or a portion of the investment is held through a consolidated subsidiary, HarbourVest HPIF Investment LLC.
6	Investment has been committed to but has not been fully funded.
7	Foreign security denominated in U.S. Dollars.
8	The fair value of the investment was determined using significant unobservable inputs. See (Note 3).
9	The rate reported is the 7-day effective yield at the year end.
10	The rate reported is the 7-day current yield at the year end.

Summary of Investments by industry (as a percentage of total investments excluding Short-Term Investments)

Information Technology	30.6%
Health Care	27.0%
Industrials	17.8%
Consumer Discretionary	9.3%
Financials	7.8%
Communication Services	4.4%
Utilities	1.4%
Materials	1.1%
Consumer Staples	0.6%

Total	100.0%

The accompanying notes are an integral part of these consolidated financial statements.

HarbourVest Private Investments Fund

Consolidated Statement of Assets and Liabilities

March 31, 2026

Assets
Unaffiliated Investments, at fair value (cost $646,166,911)	$673,480,338
Foreign Currency, at fair value (cost $2,597,799)	2,556,717
Deferred debt issuance costs	702,366
Expense reimbursement receivable from the Adviser	521,549
Dividend and interest receivable	247,515
Prepaid expenses and other assets	298,402

Total Assets	$677,806,887

Liabilities
Legal fees payable	$719,563
Professional fees payable	452,875
Due to affiliates	236,496
Accounting and administration fees payable	107,144
Deferred tax liability	39,580
Transfer agent fees payable	38,135
Trustees’ fees payable	33,201
Custodian fees payable	21,902
Distribution and servicing fees payable	1,339
Other accrued expenses	724,918

Total Liabilities	$2,375,153

Commitments and contingencies (see Note 8)
Net Assets	$675,431,734

Composition of Net Assets:
Paid-in capital	$515,899,578
Total distributable earnings	159,532,156

Net Assets	$675,431,734

Class I:
Net Assets	$674,245,259
Outstanding Shares (unlimited number of shares authorized)	64,115,651

Net Asset Value Per Share	$10.52

Class A:
Net Assets	$1,175,765
Outstanding Shares (unlimited number of shares authorized)	112,012

Net Asset Value Per Share	$10.50

Class D:
Net Assets	$10,710
Outstanding Shares (unlimited number of shares authorized)	1,019

Net Asset Value Per Share*	$10.52

*	Due to rounding of total outstanding shares, the number of shares outstanding and Net Asset Value per share may not reconcile to the total net assets presented.

The accompanying notes are an integral part of these consolidated financial statements

HarbourVest Private Investments Fund

Consolidated Statement of Operations

For the Year Ended March 31, 2026

Investment Income
Dividend income	$5,300,514
Interest income	405,143

Total Investment Income	$5,705,657

Expenses
Management fees	$6,810,410
Incentive fees	4,180,309
Legal fees	3,363,309
Organizational costs	3,301,970
Offering costs	1,104,800
Professional fees	965,934
Revolving credit facility fees	887,980
Accounting and administration fees	468,509
Transfer agent fees	226,972
Trustees’ fees	193,027
Custodian fees	21,902
Distribution and shareholder servicing fees (Class A)	1,817
Interest expense	580
Other expenses	1,288,427

Total Expenses	$22,815,946
Less: Management fees waiver	(6,810,410)
Less: Expense reimbursement (see Note 4)	(6,777,885)

Net Expenses	$9,227,651

Net Investment Income (Loss)	$(3,521,994)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	$11,651,595
Net change in unrealized appreciation (depreciation) on unaffiliated investments	27,313,427
Net change in unrealized appreciation (depreciation) on foreign currency translation	(41,082)
Net change in deferred income tax liability	(4,580)

Net Realized and Unrealized Gain (Loss)	$38,919,360

Net Increase (Decrease) in Net Assets from Operations	$35,397,366

The accompanying notes are an integral part of these consolidated financial statements.

HarbourVest Private Investments Fund

Consolidated Statement of Changes in Net Assets

For the Year Ended March 31, 2026
Change in Net Assets Resulting from Operations:
Net investment income (loss)	$(3,521,994)
Net realized gain (loss) on unaffiliated investments	11,651,595
Net change in unrealized appreciation (depreciation) on unaffiliated investments	27,313,427
Net change in unrealized appreciation (depreciation) on foreign currency translation	(41,082)
Net change in deferred income tax liability	(4,580)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,397,366

Distributions to Shareholders
Class I	(10,583,442)
Class A	(193)
Class D	(193)

Total Distributions to Shareholders	(10,583,828)

Change in Net Assets Resulting from Capital Share Transactions:
Class I
Proceeds from shares issued	638,784,368
Reinvested distributions	10,583,442

Total Class I Transactions	649,367,810

Class A
Proceeds from shares issued	1,150,000
Reinvested distributions	193

Total Class A Transactions	1,150,193

Class D
Reinvested distributions	193

Total Class D Transactions	193

Change in Net Assets Resulting from Capital Share Transactions	650,518,196

Total Increase (Decrease) in Net Assets	675,331,734

Net Assets
Beginning of year	100,000

End of year	$675,431,734

The accompanying notes are an integral part of these consolidated financial statements.

HarbourVest Private Investments Fund

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2026

Cash Flows from Operating Activities
Net increase (decrease) in net assets from operations	$35,397,366
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of unaffiliated investments	(200,819,865)
Purchases of short-term investments, net	(12,662,520)
Distributions received from unaffiliated investments	30,621,115
Interest income paid in-kind	(386,561)
Net realized (gain) loss on unaffiliated investments	(11,651,595)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(27,313,427)
Net change in unrealized (appreciation) depreciation on foreign currency translation	41,082
Net change in deferred income tax liability	4,580
(Increase)/Decrease in Assets
Expense reimbursement receivable from the Adviser	(521,549)
Dividend and interest receivable	(170,632)
Prepaid expenses and other assets	(298,402)
Increase/(Decrease) in Liabilities
Legal fees payable	719,563
Professional fees payable	452,875
Due to affiliates	236,496
Accounting and administration fees payable	92,144
Transfer agent fees payable	38,135
Trustees’ fees payable	33,201
Custodian fees payable	21,902
Distribution and servicing fees payable	1,339
Other accrued expenses	724,918

Net Cash Used in Operating Activities	(185,439,835)

Cash Flows from Financing Activities
Net proceeds from issuance of shares	188,740,000
Debt issuance costs	(1,069,514)
Amortization of debt issuance costs	367,148

Net Cash Provided by Financing Activities	188,037,634

Net increase (decrease) in cash and cash equivalents	2,597,799
Cash and cash equivalents at beginning of year	-
Effects of foreign currency exchange rate changes on cash and cash equivalents	(41,082)

Cash and cash equivalents at end of year	$2,556,717

Supplemental Disclosure of Cash-Flow Information:
Cash paid during the year for interest expense and commitment fees	$521,412

Supplemental Non-Cash Information:
In-kind subscriptions, investments (at fair value) (see Note 1)	$451,194,368
Interest income paid in-kind	$386,561
Reinvested Distributions	$10,583,828

The accompanying notes are an integral part of these consolidated financial statements.

HarbourVest Private Investments Fund

Consolidated Financial Highlights

Class I

Per share operating performance for a capital share outstanding throughout the year

For the Year Ended March 31, 2026*
Per Share Operating Performance:
Net Asset Value per share, beginning of year	$10.00

Activity from investment operations:
Net investment income (loss)[1]	(0.07)
Net realized and unrealized gain (loss)[1]	0.78

Total from investment operations	0.71

Less distributions:
From realized gains	(0.19)

Total distributions	(0.19)

Net Asset Value per share, end of year[2]	$10.52

Total return[2,3,4]	7.11%

Net Assets, end of year (in thousands)	$674,245

Ratios to average net assets
Gross expenses	4.16%
Adviser expense recoupment (reimbursement)	(2.48)%

Net expenses	1.68%

Net investment income (loss)	(0.64)%

Portfolio turnover rate[5]	6.23%

*	The Class commenced operations on April 1, 2025.
1	Per share data has been calculated using the average shares method.
2

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at year end for financial reporting purposes.

3

Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the year and assumes distributions, if any, were reinvested in accordance with the Fund’s dividend reinvestment plan.

4	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
5

Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund’s purchases or sales of investments for the year divided by the average monthly fair value of the Fund’s investments during the year. Result is not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

HarbourVest Private Investments Fund

Consolidated Financial Highlights (Continued)

Class A

Per share operating performance for a capital share outstanding throughout the year

For the Year Ended March 31, 2026*
Per Share Operating Performance:
Net Asset Value per share, beginning of year	$10.00

Activity from investment operations:
Net investment income (loss)[1]	(0.10)
Net realized and unrealized gain (loss)[1]	0.79

Total from investment operations	0.69

Less distributions:
From realized gains	(0.19)

Total distributions	(0.19)

Net Asset Value per share, end of year[2]	$10.50

Total return[2,3,4]	6.91%

Net Assets, end of year (in thousands)	$1,176

Ratios to average net assets
Gross expenses	3.45%
Adviser expense recoupment (reimbursement)	(1.68)%

Net expenses	1.77%

Net investment income (loss)	(1.03)%

Portfolio turnover rate[5]	6.23%

*	The Class commenced operations on April 1, 2025.
1	Per share data has been calculated using the average shares method.
2

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at year end for financial reporting purposes.

3

Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the year and assumes distributions, if any, were reinvested in accordance with the Fund’s dividend reinvestment plan.

4	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
5

Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund’s purchases or sales of investments for the year divided by the average monthly fair value of the Fund’s investments during the year. Result is not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

HarbourVest Private Investments Fund

Consolidated Financial Highlights (Continued)

Class D

Per share operating performance for a capital share outstanding throughout the year

For the Year Ended March 31, 2026*
Per Share Operating Performance:
Net Asset Value per share, beginning of year	$10.00

Activity from investment operations:
Net investment income (loss)[1]	(0.07)
Net realized and unrealized gain (loss)[1]	0.78

Total from investment operations	0.71

Less distributions:
From realized gains	(0.19)

Total distributions	(0.19)

Net Asset Value per share, end of year[2]	$10.52

Total return[2,3,4]	7.11%

Net Assets, end of year (in thousands)	$11

Ratios to average net assets
Gross expenses	4.33%
Adviser expense recoupment (reimbursement)	(2.57)%

Net expenses	1.76%

Net investment income (loss)	(0.71)%

Portfolio turnover rate[5]	6.23%

*	The Class commenced operations on April 1, 2025.
1	Per share data has been calculated using the average shares method.
2

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at year end for financial reporting purposes.

3

Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the year and assumes distributions, if any, were reinvested in accordance with the Fund’s dividend reinvestment plan.

4	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
5

Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund’s purchases or sales of investments for the year divided by the average monthly fair value of the Fund’s investments during the year. Result is not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements

March 31, 2026

1.	Organization

HarbourVest Private Investments Fund (collectively with its subsidiaries, the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company which commenced operations on April 1, 2025 (“Commencement of Operations”). Simultaneous with the Commencement of Operations, HarbourVest Blue Spruce Fund, L.P. (the “Predecessor Fund”) reorganized and transferred substantially all its assets and liabilities at a net asset value of $451,194,368 into the Fund in exchange for 45,119,437 Class I shares of the Fund.

The Board of Trustees (the “Board”) is responsible for overseeing the overall management of the Fund, including supervision of the duties performed by HarbourVest Registered Advisers L.P. (the “Adviser”). The Adviser, a subsidiary of HarbourVest Partners L.P. (“HarbourVest”), serves as the Fund’s investment adviser and is responsible for making investment decisions for the Fund’s portfolio.

The Fund offers Class A Shares, Class D Shares and Class I Shares (together, “Shares”) to eligible investors. Shares are offered for purchase as of the first business day of each month, with a purchase price based on the net asset value (“NAV”) per Share as of the last business day of the immediately preceding month. No person who is admitted as a shareholder (a “Shareholder”) of the Fund will have the right to require the Fund to redeem its Shares.

The Fund’s investment objective is to seek to generate capital growth over the long-term. In pursuing its investment objective, the Fund primarily invests directly or indirectly in a broad portfolio of private investments across geographies, sectors, and stages. The Fund gains access to private investments primarily through exposure to direct co-investments and continuation solutions (“Direct Investments”), complemented to a lesser extent by primary partnership investments (“Primary Partnership Investments”), secondary transactions (“Secondary Investments”)1 and private credit investments (“Private Credit Investments”).

2.	Summary of Significant Accounting Policies

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Consolidation of Subsidiaries

The consolidated financial statements of the Fund include HarbourVest Private Investments Fund and its wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”) including: HarbourVest HPIF Parent LLC, HarbourVest HPIF Intermediate LLC, HarbourVest HPIF Investment LLC, HarbourVest HPIF Delaware Blocker A LLC and HarbourVest HPIF Holdings LLC, each formed as a Delaware limited liability company. Intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting year. Actual results may differ from those estimates.

Valuation of Investments

The Fund’s investments are valued monthly at fair value consistent with the principles of Codification Topic ASC 820 of the FASB (“ASC 820”). The Board has approved procedures pursuant to which the Fund will value its investments. The Board has designated the Adviser to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The Board oversees the Adviser’s implementation of the Fund’s valuation policy.

1

For administrative convenience, single-asset and highly focused continuation solutions are reported as Secondary Investments in this Annual Report. The Fund and the Adviser generally intend to treat these single-asset and highly focused continuation solutions as Direct Investments for purposes of portfolio construction and investment allocation.

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements (Continued)

March 31, 2026

2.	Summary of Significant Accounting Policies (continued)

Where available, the Fund uses NAV reported by the sponsors and managers of the Fund’s investments. In reviewing the underlying financial statements and NAVs, the Adviser considers compliance with authoritative guidance on fair value measurements, the currency in which the investment is denominated, and other information deemed appropriate. The Adviser shall determine whether it is appropriate to value the investments based on the capital account balance provided by the managers or to adjust such value. The amounts shown in the accompanying consolidated financial statements include adjustments in accordance with U.S. GAAP and as such, the NAVs for financial reporting purposes and the returns based upon those NAVs may differ from the NAVs and returns used for shareholder transactions.

The Adviser’s valuation analysis uses one or more valuation techniques (e.g. the market approach or the income approach) for which sufficient and reliable data is available. The use of the market approach generally consists of using either the guideline company method or similar transaction method, while the income approach generally consists of the net present value of estimated future cash flows, discounted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Adviser in estimating the value primarily include specific company metrics (i.e. multiples of revenue, EBITDA, EBIT) for similar companies based on size, growth, comparability, etc.

Inputs are used in applying the valuation techniques and broadly refer to the assumptions that the Adviser uses to make valuation decisions, including assumptions about risk. In valuing private investments, the Adviser shall apply the value that is most likely to be an exit price in an orderly arm’s length transaction between market participants as of the valuation date, using one of the acceptable valuation methods in accordance with generally accepted accounting principles. The valuation analysis shall consider applicable value drivers, facts and circumstances, and the Adviser’s subjective judgment. If appropriate, the Adviser may use discounts or premiums to adjust for lack of marketability, lack of control and/or illiquidity.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the valuation date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. The Fund does not isolate the effects of changes in exchange rates on the fair value of investments. Such fluctuations in exchange rates are included within the net realized and unrealized gain (loss) from investments.

Investment Income

Distributions received from Direct Investments, Primary Partnership Investments and Secondary Investments occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, is based on information received from the investment manager or general partner of the Secondary Investments, Primary Partnership Investments or Direct Investments. Excluding short-term investments, dividend income and interest income, including interest paid in-kind, are recorded on a trade date and accrual basis. For short-term investments, dividend income from money market investments is accrued on a daily basis.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations on an accrual basis, including, but not limited to, the following: management fees, incentive fees and expenses associated with a credit facility, legal fees, professional fees, accounting and administration fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses.

Organizational and Offering Costs

Organizational and offering costs are costs incidental to the organization, issuing and marketing of Shares and are non-recurring in nature. These costs will be reimbursed by the Adviser, subject to recoupment in accordance with the Fund’s expense limitation agreement as further discussed in Note 4. The Fund’s total organizational costs of $3,301,970 have been paid by the Adviser. The Fund expenses organizational costs as incurred.

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements (Continued)

March 31, 2026

2.	Summary of Significant Accounting Policies (continued)

The Fund’s offering costs of $1,104,800 have been paid by the Adviser, subject to reimbursement by the Fund. The Fund amortizes such costs over the first 12 months of the Fund’s operations which began on April 1, 2025, the commencement of operations date, using the straight-line method. As of March 31, 2026, $1,104,800 have been expensed.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund intends to elect to be treated, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

In accounting for income taxes, the Fund follows the guidance in ASC 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded there were no uncertain tax positions as of March 31, 2026 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Consolidated Statement of Operations. The tax year ended September 30, 2025 for the Fund is open and subject to examination by the IRS.

Additionally, the Fund is subject to a 4% federal excise tax on any undistributed income, including net capital gains, if it does not distribute at least 98% of its taxable income and 98.2% of its capital gains. Any excise tax liability, if incurred, will be reflected in the consolidated financial statements.

The Fund utilizes a tax-year end of September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences are expected to reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

HarbourVest HPIF Delaware Blocker A LLC, a wholly-owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent HarbourVest HPIF Delaware Blocker A LLC has a deferred tax asset, consideration is given to whether a valuation allowance is required.

HarbourVest HPIF Parent LLC, HarbourVest HPIF Intermediate LLC, HarbourVest HPIF Holdings LLC and HarbourVest HPIF Investment LLC, are wholly-owned subsidiaries of the Fund and are disregarded for U.S. federal and state income taxes.

Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash. State Street Bank and Trust Company serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed the Federal Deposit Insurance Corporation (“FDIC”) limitations.

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements (Continued)

March 31, 2026

2.	Summary of Significant Accounting Policies (continued)

Total Cash and cash equivalents and Foreign currency on the Consolidated Statement of Assets and Liabilities as of March 31, 2026 is $2,556,717. Short-term investments presented on the Schedule of Investments include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2026, the Fund held consolidated short-term investments of $67,336,466.

Segment Reporting

An operating segment is defined in ASC 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Principal Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus. The financial information in the form of the Fund’s investments as well as the information contained with the Fund’s Consolidated Financial Highlights which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. The Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations are reflective of the Fund’s segment assets and expenses, respectively.

3.	Fair Value Measurements

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1: Unadjusted quoted prices in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs that are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, an asset that does not have a readily determinable fair value may be measured utilizing the reported NAV per share, or its equivalent, as a practical expedient for its fair value. If the reported NAV is not as of the same date as the valuation date, the Fund is permitted under ASC 820 to estimate the NAV by adjusting the most recently reported NAV. Investments measured using NAV as a practical expedient are excluded from the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Due to the uncertainty of estimates, fair value determinations based on estimates may materially differ from the

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements (Continued)

March 31, 2026

3.	Fair Value Measurements (continued)

values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments classified by fair value hierarchy as of March 31, 2026:

	Level 1	Level 2	Level 3	Investments Valued at NAV or Adjusted NAV	Total
Direct Investments	$-	$-	$135,833,113	$389,026,532	$524,859,645
Private Credit Investments	-	-	8,858,121	-	8,858,121
Secondary Investments	-	-	-	72,426,106	72,426,106
Short-Term Investments	67,336,466	-	-	-	67,336,466

Total Investments	$67,336,466	$-	$144,691,234	$461,452,638	$673,480,338

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Investments	Private Credit Investments	Total Investments
Balance as of April 1, 2025	$-	$-	$-
Transfers into Level 3	-	-	-
Purchases	136,432,631	$8,866,814	145,299,445
Distributions from Investments	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	(599,518)	(8,693)	(608,211)
Transfers out of Level 3	-	-	-

Balance as of March 31, 2026	$135,833,113	$8,858,121	$144,691,234

Net Change in Unrealized Appreciation (Depreciation) on Investments Held at the End of the Reporting Year	$(599,518)	$(8,693)	$(608,211)

Changes in inputs or methodologies used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be indicative of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting year in which they occur.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:

Investment Type	Fair Value as of March 31, 2026	Valuation Methodologies	Unobservable Input(s)	Range High	Range Low	Weighted Average(1)	Impact to Valuation from Increase in Input(2)
Direct Investments	$99,690,026	Public Market Comparables	Multiple of EBITDA	22.25x	9.50x	15.62x	Increase

Direct Investments	$20,616,493	Public Market Comparables	Multiple of Revenue	8.75x	7.25x	7.61x	Increase
Direct Investments	$15,526,594	Recent Transaction	N/A	N/A	N/A	N/A	N/A

Private Credit Investments	$8,858,121	Income Approach	Market Yield	14.0%	14.0%	14.0%	Decrease

(1)

Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category. (2) This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements (Continued)

March 31, 2026

4.	Investment Adviser and Transactions with Affiliates

Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a quarterly management fee at an annual rate of 1.25% based on the Fund’s NAV calculated and accrued monthly as of the last day of each month (the “Management Fee”). For purposes of determining the Management Fee payable to the Adviser, the Fund’s NAV will be calculated prior to the reduction for any fees and expenses of the Fund for that month, including, without limitation, the Management Fee and Incentive Fee (as defined below), and/or any distributions by the Fund. The Management Fee will be payable in arrears within 5 business days after the completion of the NAV computation for the quarter. On February 4, 2025, the Board of the Fund approved a form of management fee waiver in which the Adviser contractually agreed to waive its Management Fee through December 31, 2026. For the year ended March 31, 2026, the Adviser earned $6,810,410 in Management Fees, all of which were waived as included in the Consolidated Statement of Operations.

Incentive Fee

At the end of each calendar quarter of the Fund, the Adviser will be entitled to receive an Incentive Fee equal to 12.5% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below) (the “Incentive Fee”). For the purposes of the Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate NAV of all Shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions accrued and/or paid in respect of the Fund during such quarter exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate NAV of Shares issued by the Fund during such quarter.

The Fund maintains a memorandum account (the “Loss Recovery Account”), which has an initial balance of zero and is (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate NAV of Shares issued by the Fund during such quarter exceeds (ii) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate NAV of all Shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions accrued and/or paid in respect of the Fund during such quarter.

Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For the year ended March 31, 2026, the Adviser earned $4,180,309 in Incentive Fees as included in the Consolidated Statement of Operations.

Expense Limitation Agreement (“ELA”)

The Adviser has entered into an ELA with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to reimburse expenses of the Fund (a “Waiver”), if required to ensure certain annual operating expenses (excluding the Management Fee, Incentive Fee, any distribution and servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, Shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.75% per annum (the “Expense Cap”) of the Fund’s NAV calculated as of the last day of each month for each class of Shares.

For a period not to exceed three years from the date on which a Waiver is made or reimbursed, the Adviser may recoup amounts waived provided the repayments do not cause the Fund’s annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower.

The ELA has a term ending December 31, 2026. The Adviser may not terminate the Expense Limitation Agreement during its term.

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements (Continued)

March 31, 2026

4.	Investment Adviser and Transactions with Affiliates (continued)

For the year ended March 31, 2026, the Adviser has reimbursed expenses amounting to $6,777,885 as included in the Consolidated Statement of Operations, subject to recoupment by the Adviser.

Waiver Expiration Period
April 1, 2028 - March 31, 2029	$6,777,885

Total	$6,777,885

5.	Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (in such capacity, the “Administrator”) serves as the Fund’s administrator to provide it with certain administrative, accounting and other services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain out-of-pocket expenses.

State Street Bank and Trust Company (in such capacity, the “Custodian”) serves as the custodian to the Fund. Under a Custody Agreement with the Fund, the Custodian is responsible for the holding and safekeeping of the Fund’s assets.

State Street Bank Transfer Agency (the “Transfer Agent”) serves as the transfer agent to the Fund. Under the Services Agreement with the Fund, the Transfer Agent is responsible for maintaining all shareholder records of the Fund.

The Administration, Transfer Agent and Custodian fees are paid to the respective service providers out of assets of the Fund and therefore decrease the net income or increase the net loss of the Fund.

6.	Distribution and Shareholder Servicing Plan

Paralel Distributors LLC serves as the Fund’s distributor (“Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund, in compliance with Rule 12b-1 under the 1940 Act. Although the Fund is not an open-end investment company, it will comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief, which would permit the Fund to have, among other things, a multi-class structure and distribution and servicing fees. Accordingly, the Fund has adopted a distribution and servicing plan for its Class A Shares and Class D Shares (the “Distribution and Servicing Plan”) and pays the distribution and servicing fee with respect to its Class A and Class D Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act. Under the distribution agreement, the Fund will pay as compensation up to 0.75% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class A and Class D Shares, respectively. Class I Shares are not subject to the Distribution and Servicing Plan. For the year ended March 31, 2026, Class A incurred distribution and shareholder servicing fees of $1,817 as included in the Consolidated Statement of Operations and Class D did not incur distribution and shareholder servicing fees.

7.	Revolving Credit Facility

On June 4, 2025, the Fund, through HarbourVest HPIF Parent LLC (the “Borrower”), entered into a revolving credit agreement (the “Revolving Credit Facility”) with JPMorgan Chase Bank, N.A. The amount of the Revolving Credit Facility is $50 million. The Revolving Credit Facility has an interest rate at the secured overnight financing rate of 3.25% per annum and a facility fee of 1.25% per annum on the unused amount of the facility. The Fund has established the Revolving Credit Facility to borrow money for a range of purposes, including for the purpose of funding investments, to satisfy tender requests, to support the hedging program of the Fund, to manage timing issues in connection with the inflows of additional capital and to otherwise satisfy Fund liabilities or obligations, or for investment purposes. Borrowings on the Revolving Credit Facility are secured by a pledge of certain accounts of the Borrower and the Fund and proceeds from those accounts.

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements (Continued)

March 31, 2026

8.	Commitments and Contingencies

The Fund had the following unfunded commitments as of March 31, 2026. The Fund maintains sufficient cash on hand, available borrowings and liquid assets to fund any unfunded commitments should the need arise.

Investment Type	Investment Strategy	Fair Value	Unfunded Commitments
Direct Investments	Investments in the equity or debt of operating companies, including those held directly or indirectly through special purpose vehicles, co-investment partnerships or other deal structuring vehicles controlled by the relevant unaffiliated sponsor, including direct co-investments	$524,859,645	$26,289,528
Secondary Investments	Investments through various structures, including, but not limited to, existing Portfolio Funds, newly created partnerships to acquire, restructure, recapitalize, spin-out or otherwise reorganize private investments, or other deal structuring vehicles	72,426,106	37,696,594

Total		$597,285,751	$63,986,122

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

9.	Capital Share Transactions

The Fund offers three separate classes of shares designated as Class A, Class D and Class I. Each class of Shares is subject to different fees and expenses. Shares will generally be offered for purchase as of the first business day of each calendar month at the NAV per share on that day. Fractions of Shares will be issued up to one one-thousandth of a share.

No Shareholder will have the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers from the Fund to repurchase Shares from Shareholders.

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Board, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders.

The Adviser intends to recommend to the Board that, under normal market circumstances, the Fund conducts repurchase offers of no more than 5% of the Fund’s NAV on a quarterly basis.

A 2.00% early repurchase fee (the “Early Repurchase Fee”) may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements (Continued)

March 31, 2026

9.	Capital Share Transactions (continued)

The following table summarizes the Capital Share transactions for the year ended March 31, 2026:

	For the Year Ended March 31, 2026
	Shares		Dollar Amounts

Class I

Proceeds from shares issued	63,090,247	$	638,784,368

Reinvested distributions	1,017,404		10,583,442

Repurchase of shares	-		-

Net increase (decrease)	64,107,651	$	649,367,810

Class A

Proceeds from shares issued	110,993	$	1,150,000

Reinvested distributions	19		193

Repurchase of shares	-		-

Net increase (decrease)	111,012	$	1,150,193

Class D

Proceeds from shares issued	-	$	-

Reinvested distributions	19		193

Repurchase of shares	-		-

Net increase (decrease)	19	$	193

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Fund normally conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. All unsatisfied tenders must be resubmitted in the next tender offer. The Fund may cause the repurchase of a Shareholder’s Shares if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

10.	Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan (“DRIP”) established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and all income and/or capital gain dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all income and/or capital gain dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 60 days prior to a distribution, the request will be effective only with respect to distributions after the 60-day period.

11.	Investment Transactions

For the year ended March 31, 2026, purchases of investments, including payment-in-kinds, excluding short term investments, were $597,440,287. For the year ended March 31, 2026, total proceeds received from distributions, sales, redemptions, or other disposition of investments were $30,621,115.

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements (Continued)

March 31, 2026

12.	Tax Information

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Permanent differences between book and tax basis are primarily attributable to the contribution of assets and write-off of net operating losses.

For the tax year ended September 30, 2025, the following amounts were reclassified:

Paid-in capital	$(134,718,618)

Distributable earnings/(losses)	$134,718,618

For the tax year ended September 30, 2025, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$-

Accumulated capital and other losses	-

Undistributed long-term capital gains	-

Other temporary differences	(836,190)

Net tax appreciation (depreciation)	165,954,047

Total distributable earnings	$165,117,857

The tax character of distributions paid for the year ended March 31, 2026 was $10,583,828 of long-term capital gains.

As of March 31, 2026, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$183,887,290

Gross unrealized depreciation	(14,392,901)

Net unrealized appreciation (depreciation) on investments	$169,494,389

Tax cost of investments	$503,981,369

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to the contribution of assets and timing differences in recognizing certain gains and losses on partnership investments.

HarbourVest HPIF Delaware Blocker A LLC recorded a provision for current income tax expense for the year ended March 31, 2026 of $1,043. As of March 31, 2026, HarbourVest HPIF Delaware Blocker A LLC has a deferred tax liability of $38,537. The deferred income tax is computed by applying the federal statutory income tax rate of 21% and estimated applicable state tax statutory rate of 8% to net investment income realized and unrealized gains (losses) on investments before taxes.

For the year ended March 31, 2026, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of March 31, 2026.

13.	Market and Other Risk Factors

Risks of Private Investments Strategies. The Fund’s investment portfolio includes Direct Investments, Secondary Investments and Primary Partnership Investments (“Portfolio Funds”). The Portfolio Funds and special purpose vehicles that the Fund invests in hold securities issued primarily by private companies. Operating results for private companies in a specified period may be difficult to determine. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Less information may be available with respect to private company investments and such investments offer limited liquidity. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest also may have limited

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements (Continued)

March 31, 2026

13.	Market and Other Risk Factors (continued)

financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, investments in private companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

Private investments are subject to general market risks. Investments made in connection with acquisition transactions are subject to a variety of special risks, including the risk that the acquiring company has paid too much for the acquired business, the risk of unforeseen liabilities, the risks associated with new or unproven management or new business strategies and the risk that the acquired business will not be successfully integrated with existing businesses or produce the expected outcomes.

The Fund is subject to the risks of its Portfolio Funds. The Fund’s investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser seeks to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.

Portfolio Fund interests are ordinarily valued based upon valuations provided by the manager or general partner of a Portfolio Fund (a “Portfolio Fund Manager”), which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund Managers. The Adviser reviews and performs due diligence on the valuation procedures used by each Portfolio Fund Manager and monitors the performance information provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund Managers.

The Fund pays asset-based fees, and, in most cases, is subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Management Fee and Incentive Fee. In addition, performance-based fees charged by Portfolio Fund Managers may create incentives for the Portfolio Fund Managers to make risky investments, and may be payable by the Fund to a Portfolio Fund Manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative. Moreover, a Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of the Fund.

The Fund and the Portfolio Funds are subject to risks associated with market and economic downturns and movements. Investments made by the Fund may be materially affected by market, economic and political conditions in the United States and in the non-US jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make new investments.

Investments in the Fund will be primarily illiquid. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future.

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates as currently interest rates are low based on historical levels. There is a risk that interest rates will rise, which will likely drive down prices of bonds and other

HarbourVest Private Investments Fund

Notes to Consolidated Financial Statements (Continued)

March 31, 2026

13.	Market and Other Risk Factors (continued)

fixed-income securities. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities. The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. To the extent the Fund holds variable or floating rate instruments, a decrease in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Fund’s Shares.

14.	Subsequent Events

The Fund has evaluated all events subsequent to March 31, 2026, through the date these consolidated financial statements were issued.

There were no events or transactions that occurred during this year that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements.

HarbourVest Private Investments Fund

Other Information (Unaudited)

March 31, 2026

Further Information Regarding Management of the Fund

Information regarding the Trustees and Officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling the Fund toll-free at 617-662-7100.

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

Jeffrey Christian 1961	Since inception	Partner, Barrington Partners (2019-Present)	1	None

Thomas Higgins 1957	Since inception	Principal & Fund Chief Financial Officer, The Vanguard Group, Inc. (1989-2020)	1	None

Interested Trustee***

Monique Austin 1978	Since inception	Managing Director, Head of Evergreen Solutions, HarbourVest Partners (January 2025-Present); Managing Director, Counsel, HarbourVest Partners (2020-2025)	1	None

*	Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.
**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.
***	“Interested person,” as defined in the 1940 Act, of the Fund.

HarbourVest Private Investments Fund

Other Information (Unaudited) (Continued)

March 31, 2026

Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
Monique Austin Chief Executive Officer, Principal Executive Officer and President 1978	Since inception	Managing Director, Head of Evergreen Solutions, HarbourVest Partners (January 2025-Present); Managing Director, Counsel, HarbourVest Partners (2020-2025).

Peter Mahoney Chief Financial Officer and Principal Financial Officer 1974	Since inception	Managing Director, HarbourVest (2023-Present); Principal, Fund Officer, Vanguard (1997-2023).

Daniel Chisholm Chief Legal Officer and Secretary 1975	Since inception	Senior Vice President, Registered Funds Counsel, HarbourVest (2024-Present); Vice President, Associate General Counsel, Fidelity Investments (2006-2024).

Nicholas Misciagna Treasurer 1981	Since November 2025

Vice President, Fund Controller – Evergreen Funds, HarbourVest Partners (March 2025-Present); Fund Controller, HarbourVest Partners (2023-2025); Assistant Controller, HarbourVest Partners (2022- 2023); Senior Manager, PricewaterhouseCoopers (2015-2021).

Eric Hutson Assistant Treasurer 1989	Since inception	Director, Fund Oversight, HarbourVest (2024- Present); Audit Senior Manager, PricewaterhouseCoopers LLP (2020-2024).

Jeffrey R. Coleman Vice President 1969	Since November 2025	Senior Vice President, HarbourVest Partners (March 2025-Present); Head of Investment Operations, CFO and Treasurer, Mercer (2023-2025); Head of Investment Operations, Partner, Mercer (2019-2025).

*	The address of each officer is care of the Secretary of the Fund at One Lincoln Street, Suite 1700, Boston, MA 02111.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 617-662-7100 or on the SEC website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at 617-662-7100 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

HarbourVest Private Investments Fund

Other Information (Unaudited) (Continued)

March 31, 2026

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov or without charge and upon request by calling the Fund at 617-662-7100.

Tax Information

Of the distributions paid to shareholders during the year ended March 31, 2026, $10,583,828 represent long-term capital gains.

Investment Adviser

HarbourVest Registered Advisers L.P.

One Lincoln Street, Suite 1700

Boston, MA 02111

Administrator and Custodian

State Street Bank and Trust Company

One Congress Street

Boston, MA 02114

Transfer Agent

State Street Bank Transfer Agency

1776 Heritage Drive

North Quincy, MA 02171

Distributor

Paralel Distributors LLC

1700 Broadway, Suite 1850

Denver, CO 80290

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

101 Seaport Boulevard

Boston, MA 02210

(b)	Not applicable.

Item 2. Code of Ethics.

(a)  HarbourVest Private Investments Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics (the “Code of Ethics”) that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  Not applicable

(c)  There have been no amendments to the Code of Ethics during the period covered by this Form N-CSR.

(d)  There have been no waivers, including implicit waivers, granted by the Fund to individuals covered by the Code of Ethics during the reporting period for this Form N-CSR.

(e)  Not applicable.

(f)  A copy of the Code is attached herewith as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one member serving on the Registrant’s audit committee (the “Audit Committee”), that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) The name of the audit committee financial expert is Thomas Higgins. The Board has determined that Thomas Higgins is “independent” in that, (i) other than in his capacity as a member of the Audit Committee and the Board, he has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Registrant, and (ii) he is not an “interested person” of the Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees. The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services that normally are provided in connection with statutory and regulatory filings or engagements for the fiscal year ended March 31, 2026 was $180,000.

(b)  Audit-Related Fees. For the fiscal year ended March 31, 2026, the independent registered public accounting firm did not bill the Registrant any fees for audit-related services which are not reported under paragraph (a) of this Item 4.

During the fiscal year ended March 31, 2026, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser (the “Adviser”) or any other entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant.

(c)  Tax Fees. The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the fiscal year ended March 31, 2026 was $45,000. The fees for 2026 relate primarily to the preparation of federal and state income and excise tax returns and the review of excise tax distributions.

During the fiscal year ended March 31, 2026, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Adviser or any other entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant.

(d)  All Other Fees. The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraphs (a) – (c) of this Item 4, for the fiscal year ended March 31, 2026 was $2,125.

During the fiscal year ended March 31, 2026, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Adviser or any other entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant.

(e)  (1) Pre-Approval Policies and Procedures. The Audit Committee has adopted, and the Board has approved, a policy on pre-approval of audit and non-audit services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)  All services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee. None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g)  Non-Audit Fees. For the fiscal year ended March 31, 2026, the aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Registrant was $47,125.

(h)  The Audit Committee has considered the non-audit services rendered to the Registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and believes such services are compatible with the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)  Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)  The Fund’s Consolidated Schedule of Investments as of March 31, 2026 is included as part of the Report to Shareholders filed under Item 1(a) of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)  Not applicable.

(b)  Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies .

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s investments in newly formed private funds (“Portfolio Funds”) do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Portfolio Funds seeking the consent of or voting by holders, and may also vote on matters relating to the other investments held by the Fund, including registered equity securities that have been distributed in kind to the Fund by a Portfolio Fund. The Board has delegated to the Adviser proxy voting authority with respect to the Fund’s portfolio securities. The proxy voting policies and procedures of the Adviser are described below.

The Adviser’s policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

Decisions on whether and how to vote a proxy generally are made by the Adviser. The Adviser seeks to vote in a prudent and timely fashion and only after careful evaluation of any proposal presented on a proxy ballot. The Adviser intends to consider all factors it considers relevant, including, but not limited to, the implications of changes in corporate governance structures, adoption of, or amendments to, compensation plans and matters involving social issues or corporate responsibility. The Adviser seeks to avoid direct or indirect conflicts of interest raised by exercising its voting discretion and considers only those factors that relate to its client’s investment and its investment objectives, and may determine that abstaining on a proposal may be in the best interests of the Adviser’s client.

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling 617-662-7100, e-mailing complianceprogramgovernance@harbourvest.com, and on the SEC’s website at www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the Fund’s Portfolio Managers, who were primarily responsible for the day-to-day portfolio management of the Fund as of March 31, 2026. Each of the Portfolio Managers has been a portfolio manager since the Fund’s inception, with the exception of Michael Pugatch, who began serving as Portfolio Manager on February 6, 2026.

Drew Snow, CFA, Principal, US Evergreen Portfolio Manager, HarbourVest Partners, LLC (Boston). Drew Snow currently serves as an evergreen portfolio manager and a voting member of the firm’s Evergreen Portfolio Management Committee (EPMC). Prior to his current role, Mr. Snow served as a QIS Client Strategist, engaging with clients to understand their critical investment objectives leveraging proprietary QIS research and tools to address those needs. Mr. Snow joined HarbourVest in 2020 after 16 years at Wellington Management Company where he held various leadership, investment, and product roles. His previous experience includes roles at Cambridge Associates, The Parthenon Group, and Fidelity Investments. Mr. Snow received a BA in Government (Honors) from Colby College and an MBA from Tuck School of Business at Dartmouth. He holds the Chartered Financial Analyst designation.

Gregory Stento, Managing Director, Head of Investments, HarbourVest Partners, LLC (Boston). Gregory Stento joined HarbourVest in 1998 and serves as Head of Investments for the firm. He is a member of the Strategy Investment Committees, the Portfolio Construction Committee, and also serves on the advisory boards of several private equity partnerships. Mr. Stento joined HarbourVest from Comdisco Ventures, where he was a managing director and provided equity and debt capital to startup and emerging growth technology and life sciences companies. Prior to Comdisco, he was a general partner at Horsley Bridge Partners, where he was responsible for making and managing investments in a variety of private equity partnerships and companies. Mr. Stento also spent six years in marketing and sales at NCR Corporation, where he focused on information technology solutions for financial institutions. He received a BS (with distinction) from Cornell University in 1982 and an MBA from Harvard Business School in 1989.

Michael Pugatch, Managing Director, HarbourVest Partners, LLC (Boston). Michael Pugatch joined HarbourVest in 2003 and focuses on the firm’s secondary investment activities. Mr. Pugatch leads the origination and execution of secondary transactions, including traditional limited partnership interests and GP led continuation vehicles. He serves on both the Secondary and Real Assets Investment Committees and is a member of the firm’s Portfolio Construction Committee.

He also serves on the advisory boards of several private equity funds. His prior experience includes roles at UBS Warburg and PaineWebber, where he worked in the media and technology investment banking groups focused on mergers and acquisitions, corporate financings, and restructurings. Mr. Pugatch graduated from Babson College with a BS summa cum laude in Business Administration.

Todd DeAngelo, CFA, Principal, Enterprise Investment Office, HarbourVest Partners, LLC (Boston). Todd DeAngelo joined HarbourVest in 2010 and leads the Firm’s Enterprise Investment Office (EIO) team, focused on optimizing investment execution and operations capabilities in order to enhance the client experience through consistent, streamlined, and repeatable operational activities across the Firm. Mr. DeAngelo began his career at HarbourVest in Portfolio Analytics and subsequently spent eight years on the Direct Co-investment team focused on investment allocation, fund management, portfolio construction, client service and fundraising. He received a BS (magna cum laude) in Economics and Finance from Bentley University in 2010 and an MBA from the Bentley University McCallum Graduate School of Business in 2012. In 2016, he received the Chartered Financial Analyst designation.

(a)(2) The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s primary portfolio managers and assets under management in those accounts, as of March 31, 2026.

Type of Account	Number of Accounts Managed	Total Assets Managed ($mm)	Number of Accounts Managed for which Management Fee is Performance- Based	Assets Managed for which Management Fee is Performance- Based ($mm)
Drew Snow, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$2,533	1	$2,533
Other Accounts	0	$0	0	$0
Gregory Stento
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	62	$85,067	57	$82,760
Other Accounts	212	$53,295	159	$41,820
Michael Pugatch[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	62	$85,067	57	$82,760
Other Accounts	212	$53,295	159	$41,820

Type of Account	Number of Accounts Managed	Total Assets Managed ($mm)	Number of Accounts Managed for which Management Fee is Performance- Based	Assets Managed for which Management Fee is Performance- Based ($mm)
Todd DeAngelo, CFA
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$2,533	1	$2,533
Other Accounts	0	$0	0	$0

1 Mr. Pugatch began serving as portfolio manager of the Fund on February 6, 2026.

The table above reflects committed capital from limited partners or net subscriptions from investors and includes any general partner commitment, for all active funds/accounts managed by the Fund’s primary portfolio managers. Number of Accounts and Assets Managed exclude leverage, any funds / accounts that are in extension, liquidation, or fully liquidated.

Conflicts of Interest

Shareholders should be aware that various actual and potential conflicts will arise from the overall investment activities of the Fund, the Adviser, HarbourVest Partners L.P. (“HarbourVest”), other HarbourVest-managed funds or accounts, and their respective affiliates. HarbourVest currently manages, and expects to form, additional funds, and separate accounts that make investments in specific regions and/or sectors of the markets, and in the overall markets, targeted by the Fund or that otherwise have substantially the same investment objective, strategies and investments as the Fund. Such other funds and accounts often will have economic terms that are different than those of the Fund, and can incorporate terms that individually or in the aggregate are more favorable for their investors than the equivalent terms of the Fund. There is no restriction on HarbourVest establishing or managing additional funds or accounts that invest in specific regions and/or sectors of, or in the overall markets targeted by the Fund.

Conflicts of interest will arise in respect of Portfolio Funds and other issuers invested in by the Fund and other HarbourVest-managed funds and accounts

It is expected that other HarbourVest-managed funds or accounts will, from time to time, acquire investments in the same portfolio company or Portfolio Fund opportunity as the Fund as part of a single transaction or otherwise. In connection with any such investment by such other HarbourVest-managed funds or accounts, the Fund, on the one hand, and such other HarbourVest-managed funds or accounts, on the other hand, could have conflicting interests if they invest in the same portfolio company or Portfolio Fund. Where the Fund and such other HarbourVest-managed funds or accounts invest in the same securities, HarbourVest could give advice to or otherwise take actions on their behalf in respect of such investments that could differ from advice given to or actions taken on behalf of the Fund. For example, other HarbourVest-managed funds or accounts and the Fund could have an investment in the same securities of a portfolio company or a Portfolio

Fund, but could buy or sell such investments at a different time, at a different price or otherwise on different terms or conditions or could exercise voting and other rights relating to such securities in a different manner, including but not limited to as a result of their differing liquidity needs, regulatory limitations or obligations or other relevant considerations that cause their respective interests or requirements to be unaligned. Such advice or actions on behalf of other HarbourVest-managed funds or accounts could adversely impact the Fund or could otherwise result in such other HarbourVest-managed funds or accounts achieving returns on such investments that are better than the returns achieved by the Fund.

Such conflicts of interest could be more material where the Fund and such other HarbourVest-managed funds and accounts invest in different securities issued by the same portfolio companies or Portfolio Funds. For example, if the Fund invests in the equity securities of a portfolio company and another HarbourVest-managed fund or account invests in the debt securities of the same company, the various economic and other terms of the debt and equity securities, including the interest rates to be paid on the debt securities, any security granted in respect thereof, the characterization of the debt securities as preferred equity or subordinated debt and the nature of the covenants running in favor of the other HarbourVest-managed fund or account as a debt holder, could raise conflicts of interest between the Fund, on the one hand, and such other HarbourVest-managed fund or account, on the other hand. Questions could arise as to whether payment obligations and covenants of the debt securities should be enforced, modified or waived by the holders of the debt securities or whether the debt securities should be refinanced by the portfolio company, which decisions could be influenced by the other HarbourVest-managed fund or account holding the debt securities. Such conflicts of interests will be particularly heightened where the portfolio company is in financial difficulty as, in such situations, the interests of debt and equity holders typically will not be aligned. Decisions about what action should be taken by the Fund as an equity holder or by the other HarbourVest-managed fund or account as a debt holder in a troubled situation, including whether to enforce creditor claims, whether to advocate or initiate a portfolio company restructuring or liquidation inside or outside of bankruptcy proceedings, and the terms of any work-out or restructuring of a portfolio company or its debt, will raise material conflicts of interest. In such circumstances, the other HarbourVest-managed fund or account might be best served by a liquidation of the portfolio company that would result in its debt being paid but leave nothing with respect to the Fund’s interest in the company’s equity. It is possible in distressed situations that actions taken by the other HarbourVest-managed fund or account as a debt holder could materially adversely impact, if not in effect eliminate, any remaining value attaching to equity securities held by the Fund. The reverse would be the case where the Fund holds debt securities of a portfolio company and another HarbourVest-managed fund or account acquires equity securities of the same company. Furthermore, it is possible that in connection with an insolvency, bankruptcy, reorganization or similar proceeding, the Fund and other HarbourVest-managed funds or accounts will be limited (by applicable law, including the 1940 Act, courts or otherwise) in the positions or actions they will be permitted to take due to the other interests held or actions taken by HarbourVest and other HarbourVest-managed funds and accounts.

In circumstances where the Fund and other HarbourVest-managed funds or accounts hold investments in different classes of a portfolio company’s debt and/or equity (or, where applicable, different classes of securities issued by a Portfolio Fund), HarbourVest intends, to the fullest extent permitted by applicable law, including the 1940 Act, to take steps in respect of such investments to reduce the potential for adversity between the Fund and the other HarbourVest-managed funds or accounts, including by causing the Fund to take certain actions that, in the absence of such conflict, it would not take, such as, for example but without limitation (i) remaining passive in a portfolio company restructuring or similar situation (including by electing not to vote or voting pro rata with other unaffiliated security holders), (ii) divesting investments, (iii) appointing an independent decision-maker, or (iv) otherwise taking an action designed to reduce such adversity. Any such step could have the effect of benefiting other HarbourVest-managed funds or accounts and therefore could not be in the best interests of, and could be adverse to, the Fund. HarbourVest manages a number of funds and accounts that are deemed to be investing plan assets subject to ERISA and that target, in whole or in part, similar investments to those targeted by the Fund. Similar considerations could apply if the Fund and other HarbourVest-managed funds and accounts were to invest in different parts of the debt capital structure of the same portfolio company (for example if the Fund holds debt securities that are junior to debt securities held by other HarbourVest-managed funds and accounts).

In addition to investing at the same time in the same portfolio company or Portfolio Fund, including in different classes of securities issued thereby, subject to applicable law, including the 1940 Act, the Fund could pursue a transaction with an entity in which another HarbourVest-managed fund or account has a pre-existing investment, or another HarbourVest-managed account could pursue a transaction with an entity in which the Fund has a pre-existing investment. For example, the Fund could lead a recapitalization of a portfolio company in which another HarbourVest-managed fund or account has a pre-existing investment, or invest in a later-stage equity issuance by a portfolio company in which another HarbourVest-managed fund or account has a pre-existing investment in an earlier-stage equity issuance. Similarly, the Fund could invest in a preferred equity issuance by a Portfolio Fund in which another HarbourVest-managed fund or account has a pre-existing equity investment. As discussed above, such investments could give rise to conflicts of interest to the extent that HarbourVest takes into account the interests of such other HarbourVest-managed funds and accounts in its consideration of certain actions by the Fund in respect of such investments, and in certain circumstances, the pre-existing interests of the other HarbourVest-managed funds or accounts in the relevant entity could preclude the Fund from taking actions it would otherwise have taken or could otherwise be detrimental to the Fund, or alternatively, such other HarbourVest-managed funds or accounts could benefit from actions taken on behalf of the Fund. For example, if the valuation at which an investment by the Fund is made into an existing portfolio company of another HarbourVest-managed fund or account is below or in excess of the valuation implied by the original investment, such investment by the Fund could be dilutive or accretive to the existing investment held by such other HarbourVest-managed funds or accounts. If any such other HarbourVest fund or account is no longer making investments or does not have sufficient capital to participate (in full or in part) in such new investment in the portfolio company, such HarbourVest fund or account will be unable to protect itself against any such dilution resulting from a later issuance at a lower valuation. Conversely, if the Fund makes an investment in an existing portfolio company of another HarbourVest fund or account at a valuation higher than that implied by the original investment, the investment by the Fund will indirectly benefit such other HarbourVest fund or account. In addition, if another HarbourVest-managed fund or account makes a preferred equity investment in a Portfolio Fund in which the Fund has a preexisting equity interest, the interest of the Fund is likely to be very significantly diluted and could in effect be eliminated if the portfolio of the Portfolio Fund is distressed. Alternatively, if the Fund makes such an investment in a Portfolio Fund in which another

HarbourVest-managed fund or account has a pre-existing investment, such other HarbourVest-managed fund or account could materially benefit from the investment of the Fund which could enable the Portfolio Fund to make defensive follow-on investments in its portfolio that would not otherwise have been possible, thereby protecting the remaining value of portfolio. It is possible that the Fund could be precluded from making certain investments or taking certain actions by reason of an existing relationship of another HarbourVest-managed fund or account in a potential or actual portfolio investment. For example, as discussed further below, if another HarbourVest-managed fund or account holds an investment in a public company with respect to which it has received material non-public information, the Fund could be prohibited or otherwise limited in its ability to make an investment in the same company under applicable law, including the 1940 Act. Likewise, regulatory “cross-attribution” rules could be implicated to the extent the Fund were to invest directly or indirectly in a company in which another HarbourVest-managed fund or account holds an investment, which could result in the Fund being unable to make such investment, being required to invest less than it would otherwise invest, or being subject to legal or regulatory requirements to which it would not otherwise be subject.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Compensation of the Portfolio Managers

Compensation packages at HarbourVest are structured such that HarbourVest employees have a vested interest in the growth and continued success of the firm. A Portfolio Manager’s compensation is comprised of a competitive base salary, and a discretionary performance driven bonus based on firm, team and individual performance, paid annually. In addition, some employees may be eligible for other long-term reward programs. As part of HarbourVest’s efforts to attract and retain top tier talent in the market, HarbourVest participates in annual compensation surveys with other alternative asset management firms to ensure HarbourVest’s compensation remains competitive within the industry.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers of the Fund as of March 31, 2026:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Drew Snow, CFA	None
Gregory Stento	None
Michael Pugatch	None
Todd DeAngelo, CFA	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to any procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded, based on their evaluation of the Fund’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Not applicable.

(b)  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)  A copy of the Code of Ethics is filed herewith.

(a)(2)  Not applicable.

(a)(3)  The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4)  Not applicable.

(a)(5) Not applicable.

(b)(1) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARBOURVEST PRIVATE INVESTMENTS FUND

By:	/s/ Monique Austin
Monique Austin
Chief Executive Officer, Principal Executive Officer & President

Date:	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Monique Austin
Monique Austin
Chief Executive Officer, Principal Executive Officer & President

Date:	June 8, 2026

By:	/s/ Peter Mahoney
Peter Mahoney
Chief Financial Officer & Principal Financial Officer

Date:	June 8, 2026